SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2002 (March 6, 2002)

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	0-25245	62-1763875

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer

of incorporation)		Identification No.)

10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 263-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Presentation for analyst and institutional investor conference, dated March 6, 2002.

Item 9. Regulation FD Disclosure.

Presentation for Analyst and Institutional Investor Conference and Supplemental Information Included on Company Website

     On March 6, 2002, representatives of Corrections Corporation of America, a Maryland corporation (the “Company”), made a presentation to a conference for securities analysts and institutional investors using slides containing the information attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by reference. The Company also intends to post certain supplemental financial and operating information and data on its website at www.correctionscorp.com under “Investor.”

     The information contained or referenced to in this report, including the text of the attached presentation and the supplemental information to be provided on the Company’s website, is furnished or referred to by the Company pursuant to Regulation FD promulgated by the Securities and Exchange Commission (the “SEC”) and pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing or referring to this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information which was not previously publicly available.

     The information contained or referenced to in this report, including the information contained in the attached presentation and the supplemental information to be provided on the Company’s website, is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements it makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained or referred to in this report, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. The text of the presentation included with this report omits various graphic images contained in the actual presentation.

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     This report contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Such factors include, but are not limited to: (i) the Company’s ability to obtain management contracts for which it has submitted proposals, to retain existing contracts and to renew such contracts at increased rates; (ii) the timing and costs of expansions of existing facilities; (iii) changes in governmental policy to eliminate or discourage the privatization of corrections and detention services in the United States; (iv) the availability of debt and equity financing on terms that are favorable to the Company, including a successful refinancing of the Company’s senior bank credit facility; and (v) fluctuations in operating results because of changes in occupancy levels, competition, increases in cost of operations, fluctuations in interest rates and risks of operations. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the SEC. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2002	CORRECTIONS CORPORATION OF AMERICA

By: /s/ Irving E. Lingo, Jr. Its: Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

99.1	Presentation for analyst and institutional investor conference, dated March 6, 2002

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